SUPPLEMENT DATED AUGUST 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

INFLATION MANAGED PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Inflation Managed Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The following is added to the Principal Risks subsection:

•	Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

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